                       SUPPLEMENT DATED FEBRUARY 4, 2005
                       TO PROSPECTUSES DATED MAY 1, 2004


This is a Supplement to certain prospectuses dated May 1, 2004 for variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company (the "Insurance Companies"). We refer to these prospectuses as the "Product Prospectuses."

The purpose of this supplement is to advise you of a future change in your variable investment options.

                              SUBSTITUTION OF FUNDS

John Hancock Life Insurance Company proposes to substitute the shares held by John Hancock Variable Annuity Account H and John Hancock Variable Life Insurance Company proposes to substitute the shares held by John Hancock Variable Annuity Account JF and John Hancock Variable Annuity Account I in the funds of shares of registered investment companies ("Existing Funds") with shares of certain series (the "Replacement Funds") of John Hancock Trust ("JHT," previously known as the "Manufacturers Investment Trust"). The Insurance Companies have filed an application with the United States Securities and Exchange Commission requesting an order approving the substitution and currently intend to effect the substitution on April 29, 2005, or as soon thereafter as is practicable. The proposed substitutions are as follows:

             EXISTING FUND                             REPLACEMENT FUND
---------------------------------------       ----------------------------------
AIM V.I. Premier Equity Fund                  JHT 500 Index Trust B
Fidelity VIP Growth Portfolio                 JHT 500 Index Trust B
MFS Investors Growth Stock Series             JHT 500 Index Trust B
Fidelity VIP Contrafund Portfolio.            JHT Total Stock Market Index Trust
MFS Research Series                           JHT Total Stock Market Index Trust
Janus Aspen Global Technology Portfolio       JHT Total Stock Market Index Trust
AIM V.I. Capital Development Fund             JHT Mid Cap Index Trust
MFS New Discovery Series                      JHT Small Cap Index Trust
Fidelity VIP Overseas Portfolio               JHT International Equity Index Trust B
Janus Aspen Worldwide Growth Portfolio        JHT International Equity Index Trust B

A contract owner, prior to the date of the substitution, may transfer his/her contract value out of the variable investment option funded by an Existing Fund to another available variable investment option without any limitation or charge being imposed. The Insurance Companies will not exercise any rights reserved under any Contract to impose additional restrictions on transfers (other than restrictions on a "round trip" as described in the Product Prospectuses) until at least 30 days after the proposed substitutions. For at least 30 days following the proposed substitutions, a contract owner may transfer his/her contract value out of the variable investment option funded by a Replacement Fund to another available variable investment option without any limitation or charge being imposed.

A complete list of all variable investment options that are available under your Contract is set forth in the applicable Product Prospectus. You may obtain a copy of the Product Prospectus by calling 800-576-2227.

The Insurance Companies will effect the substitutions by simultaneously placing an order to redeem the shares of the Existing Funds and an order to purchase shares of the Replacement Funds. These transactions will not count as transfers for purposes of any transfer charges or restrictions.

All expenses incurred in connection with the proposed substitutions will be paid by the Insurance Companies. The Insurance Companies will send affected Contract owners a confirmation notice within five business days after the substitution.



JHLICO Products

333-84771         Revolution Access
333-84783         Revolution Extra
                  Revolution Extra II
333-81103         Revolution Value
                  Revolution Value II

JHVLICO Products

333-16949         eVariable Annuity
333-84769         Revolution Access
333-84767         Revolution Extra
333-81127         Revolution Value